Acquisition	12 Months Ended
Dec. 31, 2020
Business Combinations [Abstract]
Acquisition
19.	ACQUISITIO N
In October 2020, the Company entered into a definitive agreement with TTP, an auction platform for used cars in China. Pursuant to the agreement, the Company committed to make an investment in TTP through subscription of preferred shares of TTP for an aggregate purchase price of US$168 million, including (i) the first closing transaction of US$143 million in exchange for 31.48%
preferred shares of TTP on an as-converted basis; and (ii) the second closing transaction of US$25
million, in exchange for an additional 4.17% preferred shares of TTP. In addition, the Company also obtained the right to purchase up to US$200 million in total principal amount of convertible bonds (“New Warrant”) to be issued by TTP upon the Company’s request.
The first closing transaction was completed on December 31, 2020, which would give the Company
51%
voting rights at the shareholders’ level and right to appoint majority members on TTP’s board of directors. Therefore, the Company has obtained control over TTP. After the first closing, the Company holds investments in TTP both in forms of convertible bonds and preferred shares, representing in aggregate
48.87%
of TTP’s equity interest on as-converted basis. The second closing transaction is subject to certain closing conditions and is expected to be completed in 2021. After the second closing, the Company will hold
 51.00% of TTP’s equity interest on
as-converted
basis.
The acquisition was accounted for as a business combination. The financial position and results of operation of TTP and its subsidiaries have been included in the Group’s consolidated financial statements on December 31, 2020. Since the acquisition was effective on the last day of the fiscal year, the impact was immaterial to the results of operations for the year ended December 31, 2020. Total purchase price for the acquisition comprised of:

Amount
RMB’000
Total Cash consideration	935,932
Less: consideration for New Warrant	(74,383)

Purchase consideration	861,549

The Group made estimates and judgments in determining the fair value of the assets acquired and liabilities assumed with the assistance from an independent valuation firm. The purchase price allocation as the date of the acquisition is as follows:

	Amount	Amortization Period
	RMB’000

Intangible assets
- Technologies	202,100	5 years
- Trademarks	106,900	10 years
- Customer relationship	41,300	5 years
- Database	73,500	5 years
Goodwill	2,567,113
Net liabilities acquired, excluding intangible assets and the related deferred tax liabilitie s	(861,918)
Deferred tax liabilities	(63,570)
Noncontrolling interests	(147,639)
Convertible redeemable noncontrolling interests (a)	(1,056,237)

	861,549

(a)
TTP had issued previously preferred shares in several series to certain shareholders, which could be redeemed by such shareholders upon the occurrence of certain events. The outcome of these events are not solely within the control of the Company and, therefore, these preferred shares have been accounted for as convertible redeemable noncontrolling interests.

The excess of purchase price over net tangible assets and identifiable intangible assets acquired was recorded as goodwill. Goodwill primarily represents the expected synergies from combining the TTP’s resources and experiences in the used car auction industry with the Group’s current business. The goodwill is not expected to be deductible for tax purposes.
Pro forma results of operations for TTP acquisition has not been presented because it was not material to the consolidated financial statements.